UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       September 8, 1994



                               BALL CORPORATION
            (Exact name of registrant as specified in its charter)



                                    Indiana
                (State or other jurisdiction of incorporation)



                 1-7349                         35-0160610
      (Commission File Number)      (IRS Employer Identification No.)



              345 South High Street, Muncie, IN        47307-0407
         (Address of principal executive office)            (Zip Code)


Registrant's telephone number, including area code       (317) 747-6100

                               Ball Corporation
                                   FORM 8-K
                           Dated September 12, 1994


Item 5.  Other Events.

On September 8, 1994, Ball Corporation announced the foreclosure on its security interest with regard to certain assets sold to SDI Virtual Reality Corporation in May. SDI agreed to this action and will return to Ball SDI's assets located in San Diego.

A copy of the press release issued by Ball announcing the action is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

   (c)    Exhibits.

     99.1 Press Release dated September 8, 1994
          See Exhibit Index.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ball Corporation
(Registrant)


By:    /s/  R. David Hoover
     R. David Hoover
     Senior Vice President and
       Chief Financial Officer

Date:           September 12, 1994

                               Ball Corporation
                                   FORM 8-K
                           Dated September 12, 1994

                                 EXHIBIT INDEX

Exhibit             Description

EX-99.1             Text of press release disseminated by the registrant on
               September 8, 1994.